Income Taxes	9 Months Ended
Sep. 30, 2026
Income Tax Disclosure [Abstract]
Income Taxes
Note 10 - Income Taxes
The Company is a Bermuda exempted company. Bermuda enacted a corporate income tax which became effective January 1, 2025. The Company and its subsidiaries are currently not within the scope of the Bermuda Corporate Income Tax Act and are not subject to income tax in Bermuda. However, the Company's subsidiaries are subject to taxation in certain foreign jurisdictions, including the U.S., in which such subsidiaries conduct business.

The following table summarizes the Company's effective tax rate:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Effective income tax rate	12.7%	10.5%	10.4%	9.6%

The Company has computed the provision for income taxes based on the estimated annual effective tax rate and the application of discrete items, if any, in the applicable period. The effective tax rates for the three and nine months ended September 30, 2026 increased compared to the same periods in 2025, primarily due to U.S. tax expense associated with the gain on the Tank Sale. For the nine months ended September 30, 2026, this increase was partially offset by tax benefits related to the purchase of energy credits recorded in the first quarter of 2026.